The Sage Variable Annuity Account A

                        The Sage Variable Life Account A

                      Sage Life Assurance of America, Inc.

                       Supplement dated December 29, 2003

     This supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or the modified single payment combination fixed and variable life insurance contract.

Asset Allocation Program

     Effective January 1, 2004, the asset allocation program(s) is suspended. During this suspension we will not update any of the asset allocation models. Unless you instruct us otherwise, all monies you have allocated to an asset allocation program will stay in the asset allocation models.

     If you are invested in Foundation portfolios, or own an Asset I, Asset II, or LifeAsset I contract, and you selected the asset allocation program, neither Sage Life nor the third party model provider has done a current review of the model percentages. Allocations to the asset allocation model(s) will continue to be rebalanced on a quarterly basis to return your Account Value to the model allocation percentages as of June 30, 2003.

     If you are invested in SectorSelector portfolios and selected the asset allocation program, the last update to the model will take place December 31, 2003. Allocations to the asset allocation model(s) will continue to be rebalanced on a quarterly basis to return your Account Value to the December 31, 2003 model allocation percentages. After the December 31, 2003 review of the models, neither Sage Life nor the third party provider will review the model percentages.

     You may, at any time, opt out of the asset allocation model you are in, at which time you can leave your allocations among the investment options you are currently in, or transfer your Account Value to other investment options. There is no charge for opting out of an asset allocation model, nor is there currently any charge for transferring your Account Value to other investment options. To make any such changes, call our Customer Service group at 1-877-835-7243. The Customer Service group can also be contacted to determine which model portfolios you are currently invested in.

Distribution of the Contracts

     Effective December 18, 2003, SL Distributors, Inc., 969 High Ridge Road, Stamford, Connecticut is the distributor (principal underwriter) of the Contracts. SL Distributors, Inc. is a wholly-owned subsidiary of Sage Life. Prior to December 18, 2003, Sage Distributors, Inc. was the distributor (principal underwriter) of the Contracts.